Exhibit 1.01

Conflict Minerals Report of Woodward, Inc.

For the reporting period from January 1, 2021 to December 31, 2021

This Conflict Minerals Report (the “Report”) of Woodward, Inc. (the “Company,” “Woodward,” “we,” “us” or “our”) has been prepared pursuant to Rule 13p-1 (“Rule 13p-1”) and Form SD (“Form SD”) promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) for the reporting period January 1, 2021 to December 31, 2021 (the “Reporting Period”).

Rule 13p-1, through Form SD, requires the disclosure of certain information if a company manufactures or contracts to manufacture products for which certain conflict minerals (as defined below) are necessary to the functionality or production of such products. As defined in Form SD, and as used herein, “conflict minerals” means: (i)(a) columbite-tantalite (or coltan), (b) cassiterite, (c) gold and (d) wolframite, or their derivatives, which are currently limited to tantalum, tin and tungsten; or (ii) any other mineral or its derivatives determined by the U.S. Secretary of State to be financing conflict in the Democratic Republic of the Congo or an “adjoining country” as defined in Form SD (collectively, the “Covered Countries”).

Woodward’s Manufactured and Contracted-to-Manufacture Products

Woodward, including our consolidated subsidiaries, manufactures and sub-contracts for the manufacture of products for which conflict minerals are necessary to the functionality or production of those products. We provide energy control and optimization solutions for the aerospace and industrial markets through the precise and efficient control of fluid and electrical energy, combustion, and motion. Within the aerospace market, we provide systems, components and solutions for both commercial and defense applications. Our key focus areas within this market are propulsion and combustion control solutions for turbine powered aircraft, and fluid and motion control solutions for critical aerospace and defense applications. Our aerospace segment designs, manufactures and services systems and products for the management of fuel, air, combustion and motion control. These products include fuel pumps, metering units, actuators, air valves, specialty valves, fuel nozzles, and thrust reverser actuation systems for turbine engines and nacelles, as well as flight deck controls, actuators, servocontrols, motors and sensors for aircraft. These products are used on commercial and private aircraft and rotorcraft, as well as on military fixed-wing aircraft and rotorcraft, guided weapons, and other defense systems. Within the industrial market, our key focus areas are applications and control solutions for machines that produce electricity, and fluid, motion, and combustion control solutions for complex oil and gas, industrial, power generation, and transportation applications. Our industrial segment designs, produces and services systems and products for the management of fuel, air, fluids, gases, motion, combustion and electricity. These products include actuators, valves, pumps, fuel injection systems, solenoids, ignition systems, speed controls, electronics and software, power converters, sensors and other devices that measure, communicate and protect electrical distribution systems. Our industrial products are used on industrial gas turbines (including heavy frame, aeroderivative and small industrial gas turbines), steam turbines, reciprocating engines (including low speed, medium speed and high speed engines, natural gas vehicles and diesel, heavy fuel oil and dual-fuel engines), electric power generation and power distribution systems, and compressors. The equipment on which our industrial products are found is used to generate and distribute power; to extract and distribute fossil and renewable fuels; in the mining of other commodities; and to convert fuel to work in transportation and freight (both marine and locomotives), mobile, and industrial equipment applications.

The Company’s Due Diligence Process

The Company’s due diligence measures have been designed to conform to the framework in the Organisation for Economic Co-operation and Development’s (“OECD”), “OECD Due Diligence Guidance for Responsible Supply Chain of Minerals from Conflict-Affected and High Risk Areas,” Third Edition (2016), including applicable supplements thereto (the “OECD Guidelines”).

Woodward has implemented or is addressing each of the steps in the OECD 5-step due diligence framework as discussed or referenced below:

1.	Establish strong company management systems

a.	Company conflict minerals policy

Woodward has adopted a formal conflict minerals policy(the “Conflict Minerals Policy”). The Conflict Minerals Policy affirms the Company’s commitment to responsible sourcing of minerals from conflict affected and high-risk areas. The policy is publicly available and can be accessed at https://www.woodward.com/en/about/corporate-governance/compliance. The policy is formally reviewed at least annually to determine if any revisions are appropriate. In May 2022, we updated the Conflict Minerals Policy to more clearly set forth the expectations we have of our suppliers with regard to our conflict minerals program.

b.	Internal management structure

The Conflict Minerals Policy designates the Corporate Vice President of Global Sourcing as responsible for ensuring our compliance with conflict minerals reporting requirements. Woodward’s Governance and Securities Counsel serves as an advisor on conflict minerals compliance. When appropriate, conflict minerals and our conflict minerals program are a topic of discussion and review at meetings of our Board of Directors.

We assigned our Global Sourcing group (“GSC”) the responsibility for conflict minerals compliance to be overseen by the Corporate Vice President, Global Sourcing. GSC has established an internal team led by a senior GSC leader to manage conflict minerals engagement with our suppliers (such team, the “Core Team”). Woodward is subject to numerous product material compliance regulations, including with respect to conflict minerals, which require enterprise-wide system and compliance processes and integrated process teams to achieve regulatory compliance requirements and social responsibility goals. The Core Team, together with other GSC members and with counsel from the Global Legal & Compliance Department, are the Company’s team of subject matter experts and implementers. GSC is responsible for reaching out to the Company’s supply base on an ongoing basis to collect information, including Conflict Minerals Reporting Templates (“CMRT”), regarding the presence and sourcing of conflict minerals in the products supplied to the Company. Others within Woodward provide focused support as required. These actions have aligned existing strategic and organizational structures to address the due diligence and reporting requirements of Rule 13p-1.

Woodward’s Corporate Vice President of Global Sourcing, the Vice President of Information Technology, and the Corporate Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer all provide executive guidance and oversight of our product material compliance activities. The Core Team leader provides status updates and receives executive project guidance at various times throughout the year.

c.	System of controls and transparency over the mineral supply chain

Our enterprise resource planning (“ERP”) systems provide controls over our supply chain. The ERP systems currently provide:

•	Identification of the end item products we provide to each of our customers;

•	Shipping transaction history to assist in bounding our sales/shipments by calendar year as required by the Rule 13p-1 of the Exchange Act;

•	A bill of material identifying all of the components and materials in each of our end item products;

•	A purchasing history of each of our purchased components and raw materials and the identification of the suppliers used for these purchases;

•

A receiving inspection function that accepts or rejects purchased components and raw materials based upon whether the purchased items meet or do not meet the specification requirements (including specified material requirements) of the associated drawing or other specification documents. This is accomplished by a combination of direct measurements / inspections of the actual parts, or by reviewing the existence and completeness of formal supplier certifications to selected specifications, such as certifying proper use of specified aluminum or steel specifications.

We continue to use the Assent Compliance Platform (“ACP”) and other Assent services to automate much of the Company’s product materials compliance efforts. In addition, Woodward maintains full membership with the Responsible Materials Initiative (“RMI”).

d.	Strengthen Company engagement with suppliers

Woodward is committed to conducting business in a socially responsible manner and is determined to partner with suppliers who are similarly committed. We continue to engage with our suppliers regarding conflict minerals requirements. Our purchase order terms and conditions and our standard long-term supplier agreement (collectively, our “supplier terms”) require our suppliers to support our conflict minerals reporting. Woodward reviews the conflict minerals provisions in our supplier terms on a regular basis. We desire to achieve improved supply chain transparency and responsible sourcing, with the ultimate goal of obtaining full material disclosure (substance, content-by-weight, raw material smelter sources) to increase the traceability of materials from each supplier.

By accepting a Woodward purchase order, a Woodward supplier:

“…warrants and certifies that it complies with Section 1502 of the Dodd Frank Act and the Final Rule issued by the U.S. Securities and Exchange Commission, and any subsequent rules and regulations related thereto issued by the United States Government and, where identified by Woodward, other governments and/or authorities in regions that Woodward provides its products (“Conflict Minerals Regulations”), and has implemented compliant processes to ensure its suppliers are in compliance with the Conflict Minerals Regulations.

Where Seller does not have direct and formal reporting requirements under the Conflict Minerals Regulations, and upon request by Buyer, Seller agrees to provide due diligence and Responsible Country of Origin Inquiry (“RCOI”) information under this Agreement to Buyer in support of Buyer’s reporting requirements (the “RCOI Requirements”).

Further, Seller shall promptly comply with all requests by Buyer to provide documentation, and other substantiating data and assurances with respect to its compliance with Conflict Minerals Regulations and the RCOI Requirements as Buyer may deem necessary from time to time. In the event: (a) Buyer deems Seller is not in compliance with the Conflict Minerals Regulations or the RCOI Requirements, (b) Buyer is not satisfied with the outcome of any review of Seller documentation and/or data or otherwise, or (c) Seller does not provide the documentation, other data and/or other further assurances to Buyer as requested by Buyer, Buyer shall have the right to terminate this Order or any portion thereof without penalty or further liability to Buyer.”

Woodward conducts one-on-one contact sessions with suppliers to address their inquiries and provide guidance where needed. Through our contract with Assent, our suppliers have access to an extensive suite of training videos, slide decks, how-to manuals and regulation guidance documents. Our suppliers also have access to online chat with an Assent specialist if they have difficulties or questions while preparing their responses.

e.	Establish a company-level, or industry-wide, grievance mechanism as an early warning risk-awareness system

Woodward has a comprehensive ethics awareness compliance policy, annual training and robust reporting mechanisms for employees’ concerns or ethics grievances. All Woodward employees have the right and responsibility to promptly report concerns, including but not limited to suspected or known violations of applicable law or regulation. Any person may choose to report any such concerns to their leader or any Company leader, Human Resources, Legal & Compliance, any member of Woodward’s Business Conduct Oversight Committee, any Company Officer, or any member of the Company’s Board of Directors. Additionally, Woodward has established an Ethics Help Line, facilitated by a third party, that employees can contact to report concerns, anonymously or with attribution at the employee’s election. The ethics policy and reporting mechanisms are set forth in the Woodward Code of Business Conduct and Ethics, and the concepts are reinforced in annual employee and leader ethics trainings. Investigations of alleged violations are handled by a Company-level Business Conduct Oversight Committee and overseen by the Audit Committee of the Board of Directors.

Woodward suppliers are encouraged to contact their Woodward point of contact or the Ethics Help Line if they believe elements of Woodward direction may cause them to be noncompliant with Woodward’s stated social responsibility goals and compliance requirements. Woodward GSC members are also available to help our direct suppliers with compliance issues they may have with their suppliers regarding our flow down contract requirements. Suppliers’ conflict minerals representatives may also contact Woodward’s Product Material Compliance team, who will facilitate the appropriate guidance or resolution regarding such issues. Further, Woodward has adopted a Supplier Code of Conduct, which can be found at https://www.woodward.com/en/about/supplier-overview/supplier-code-of-conduct.

2.	Identify and assess risks in the supply chain

Woodward is a downstream manufacturer. As such, Woodward does not control the origin or composition of many of the materials provided by our suppliers. Consequently, we ask our suppliers to inquire, identify, and conduct data collection and due diligence activities, which in turn are fundamental elements of our due diligence activities. Woodward conducts analyses of the data collected from our first-tier suppliers for accuracy and completeness in order to identify and assess risks in the Woodward supply chain. This includes:

•	the initial smelter checklist analysis contained in the CMRT;

•

Assent validation of smelter or refiner (“SOR”) lists in the supplier CMRTs, using an extensive database consisting of the RMI, Responsible Jewelry Council (“RJC”), and London Bullion Market Association (“LBMA”) validated SOR lists, and the results of Assent’s extensive internal and independent SOR validation efforts; and

•	the indirect analysis input that Woodward has acquired as a result of submitting interim roll-up CMRTs to our customers and receiving analysis results from the various software applications they use.

In 2015, Woodward started (on a manual basis) to use both the publicly available RMI SOR list, and the RMI compliance and country of origin databases available through our RMI membership. Since then, we have continued that approach and have applied it to the roll-up Woodward CMRT that ACP generates from our valid supplier CMRTs.

For suppliers’ smelter inputs that are still undetermined (i.e., the source has not been confirmed as a smelter, or its conflict-free sourcing status has not been identified through the above validation programs), ACP automatically provides a corrective action request to suppliers having such inputs. Assent and Woodward jointly work with suppliers needing additional assistance to correct or eliminate these undetermined inputs as appropriate.

There is significant overlap between our RCOI efforts and our due diligence measures performed. Our RCOI process is described in our Form SD.

3.	Design and implement a strategy to respond to identified risks

a.	Report and implement a strategy to respond to identified risks

As noted above, the Core Team and/or its leader reports at various times throughout the year to Global Sourcing leadership and other Woodward executive leadership. In 2021, Woodward continued to work closely with Assent to perform assessments of supplier-provided SOR data as described in the “Woodward Calendar Year 2021 Due Diligence Results” section of this Report.

•	The periodic reviews conducted by each business group include a review of supply chain issues for that business group.

•

Each year, senior Global Sourcing leadership engage in a strategic planning review and a mid-year review with senior management of the Company, including with the Company’s Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, to provide, at the highest level of management, strategic oversight of our supply chain strategies and performance.

b.	Devise and adopt a risk management plan

Woodward has several formal procedures and tools that form the foundation of the conflict minerals aspects of our risk management plan. These procedures and tools include but are not limited to our supplier approval process, our purchasing procedures, our purchase order and supplier agreement terms and conditions (described in Due Diligence section 1d above), our supplier registration portal and our Parts Transition Process, as well as the evaluation of other existing and possible future software solutions. In addition, Assent and ACP enable us to perform a risk assessment of, and assign a risk rating to, each supplier CMRT we receive.

c.	Implement a risk mitigation plan

Together with more than 40 other companies, Woodward co-signs an annual letter coordinated by Assent. This letter is sent to every SOR that has not completed or that was not actively participating in an independent conflict-free sourcing practices audit. The purpose of the letter is to encourage the use of conflict-free sourcing practices. We also send letters directly from Woodward to our suppliers who do not adequately respond to our initial data requests.

In 2021, Woodward continued to engage in additional fact finding and risk assessments to identify risks requiring mitigation or after a change in circumstances. These activities are described above. The enhanced inquiry and assessment activities discussed for RCOI in our Form SD also provide additional and refined findings for risk identification and assessment. These activities are discussed in the “RCOI Continuous Improvement Actions” section at the end of our Form SD.

4.	Carry out independent third-party audits of supply chain due diligence at identified points in the supply chain

Woodward is significantly downstream in the supply chain from smelters and refiners. In order to obtain SOR information, Woodward seeks information from our upstream suppliers and from third party data aggregating services. Woodward is an RMI member and leverages the RMI Responsible Minerals Assurance Process and the resulting audit data from that program.

5.	Report annually on supply chain due diligence

The Form SD is posted as one of our many required SEC filings at https://ir.woodward.com/financials/sec-filings/default.aspx. This Report and Woodward’s Conflict Minerals Policy can be found at https://www.woodward.com/en/about/corporate-governance/compliance. The Report will be posted within one business week of the filing of these documents with the SEC. Woodward has published a Sustainability Report, which summarizes our Conflict Minerals Policy and provides the context of conflict minerals compliance and objectives within our overall sustainability goals, initiatives and practices. The Sustainability Report is available at https://www.woodward.com/en/about/social-responsibility.

Woodward Calendar Year 2021 Due Diligence Results

Woodward Conflict Minerals Data Requests and Supplier Responses (the Due Diligence in Acquiring Supplier Data)

Because we are continuing to fully integrate Woodward L’Orange, which was acquired in 2018, into our reporting systems, we ran two separate conflict minerals campaigns for the Reporting Period. See “Applicable Supplier Identification” in our Form SD for information as to how we identified the suppliers we campaigned for 2021.

We initiated our 2021 campaign for Woodward suppliers (exclusive of Woodward L’Orange) in November 2021 by sending part-level CMRT requests. If suppliers were unable to provide part-level CMRTs, then we accepted company-level CMRTs. We initiated our 2021 campaign for Woodward L’Orange suppliers (exclusive of other Woodward suppliers) in January 2022 by sending company-level CMRT requests.

As part of each campaign, two follow-up inquiries were sent to non-respondents and, where suppliers had not responded, we followed up with three further “escalation” inquiries. As part of the escalation, Assent separated those suppliers who reported a “no 3TG” status in 2020 into a separate simplified campaign, asking them if they could confirm their “no 3TG” status for 2021. Additionally, Woodward twice followed-up with suppliers that returned incomplete or invalid CMRTs with corrective action requests.

Summary results for our 2021 campaign, as of April 8, 2022 and inclusive of Woodward L’Orange, are as follows:

•	We campaigned 2,544 suppliers (compared to 1,720 suppliers in 2020)

•	We received CMRTs from 1,364 suppliers for a response rate of 54% (in 2020, we received CMRTs from 1,019 suppliers for a 59% response rate)

•	1,253 suppliers, or 49% of the suppliers we campaigned, returned valid CMRTs (compared to 771, or 45%, in 2020)

•	165, or 12%, of our supplier CMRT responses were made at the Woodward-requested part or part-family level (compared to 166, or 16%, of CMRT responses last year)

Our response rate slightly decreased in 2021 as compared to 2020. Based on feedback received from suppliers and the nature of certain supplier responses, we believe supplier interest in compliance with customer requests and the general conflict minerals program has waned over the past few years. Additionally, also based on the nature of certain supplier responses, it appears that some upstream suppliers continue to believe they only need to provide information related to sales made during the current Reporting Period. However, Woodward and other downstream customers in many cases use components purchased in prior years within the products they introduce into the stream of commerce during the current Reporting Period. This results in a need from Woodward and other downstream suppliers for CMRT data from prior timeframes that can be challenging to acquire.

Supplier Response Assessment (Smelter Determination Due Diligence)

ACP generated an integrated roll-up CMRT from all valid supplier CMRTs received as of April 8, 2022. This resulted in 340 SORs with RMI identification numbers who provide, through our supply chain, conflict minerals used in Woodward’s products. See Exhibit A to this Report for a list of these 340 SORs. Woodward conducts no direct transactions and has no contractual relationship with these SORs or their sources of ore.

We used RMI’s SOR compliance status data and the results of our 2021 campaign, in each case as of April 8, 2022, to evaluate the 340 SORs with respect to RMI compliance. The summarized results are as follows:

•	234 SORs were determined by RMI to be “conformant”, meaning the SOR has been verified as having completed a responsible mineral sourcing validation program

•	20 SORs are designated by RMI as “active”, meaning the SOR has begun participating in a responsible mineral sourcing validation program

•	69 SORs had other RMI designations

•	17 SORs are designated by RMI as “non-conformant” (compared to 8 in the prior year)

We have identified 13 SORs in our supply chain that are categorized as “high risk” based on the sourcing practices and relationships of the applicable SOR. Woodward will conduct an outreach via Assent to our suppliers who utilize one or more of the 13 high risk SORS and to encourage these suppliers to (i) request that the applicable SORs participate in a responsible mineral sourcing validation program, and/or (ii) find alternative sourcing relationships with conformant SORs.

Smelter or Refiner Mine Country of Origin Results

Mine country of origin data was available for all 234 of the conformant SORs. Of these 234 SORs, the mine country of origin data for 58 were provided on an aggregate basis to RMI by the LBMA. See Exhibit B to this Report for our country of origin findings as of April 8, 2022.

Concluding Statement

Woodward continues to mature our supplier conflict minerals risk analysis, SOR identification and mine country of origin through improvements in our due diligence activity, our greater use of the ACP and other Assent services, and our association memberships. The combined availability of RMI and LBMA audit results provided Woodward the most comprehensive mine country of origin data to date. However, because: (i) Woodward has not yet achieved a 100% supplier response rate; (ii) a significant majority of our supplier responses are still at a company level and not yet focused on Woodward specific parts; and (iii) complete SOR conflict status and mine country of origin data is not yet available from centralized sources specializing in the collection and assessment of such data, Woodward does not have sufficiently complete or discriminating data at this time to confirm the conflict-free or may-not-be-conflict-free status of any of its product families or individual products. We have also found that many supplier respondents have supply chains using SORs that were not conformant to a responsible mineral sourcing validation program, and we will continue to actively address this issue to mitigate such usage. Woodward is continuing our efforts and progress on the improvement actions described above.

Exhibit A: Smelter and Refiner List

Metal	Standard Smelter Name	Smelter Facility Location	Smelter ID (from RMI)
Gold	Asaka Riken Co., Ltd.	Japan	CID000090

Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey	CID000103

Gold	Aurubis AG	Germany	CID000113

Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines	CID000128

Gold	Boliden AB	Sweden	CID000157

Gold	C. Hafner GmbH + Co. KG	Germany	CID000176

Gold	Caridad	Mexico	CID000180

Gold	CCR Refinery - Glencore Canada Corporation	Canada	CID000185

Gold	Cendres + Metaux S.A.	Switzerland	CID000189

Gold	Yunnan Copper Industry Co., Ltd.	China	CID000197

Gold	Chimet S.p.A.	Italy	CID000233

Gold	Chugai Mining	Japan	CID000264

Gold	Daye Non-Ferrous Metals Mining Ltd.	China	CID000343

Gold	DSC (Do Sung Corporation)	Korea, Republic Of	CID000359

Gold	DODUCO Contacts and Refining GmbH	Germany	CID000362

Gold	Dowa	Japan	CID000401

Gold	Eco-System Recycling Co., Ltd. East Plant	Japan	CID000425

Gold	OJSC Novosibirsk Refinery	Russian Federation	CID000493

Gold	Refinery of Seemine Gold Co., Ltd.	China	CID000522

Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China	CID000651

Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China	CID000671

Gold	LT Metal Ltd.	Korea, Republic Of	CID000689

Gold	Heimerle + Meule GmbH	Germany	CID000694

Gold	Heraeus Metals Hong Kong Ltd.	China	CID000707

Gold	Heraeus Precious Metals GmbH & Co. KG	Germany	CID000711

Gold	Hunan Chenzhou Mining Co., Ltd.	China	CID000767

Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	China	CID000773

Gold	HwaSeong CJ CO., LTD.	Korea, Republic Of	CID000778

Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	China	CID000801

Gold	Ishifuku Metal Industry Co., Ltd.	Japan	CID000807

Gold	Istanbul Gold Refinery	Turkey	CID000814

Gold	Japan Mint	Japan	CID000823

Gold	Jiangxi Copper Co., Ltd.	China	CID000855

Gold	Asahi Refining USA Inc.	United States Of America	CID000920

Gold	Asahi Refining Canada Ltd.	Canada	CID000924

Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation	CID000927

Gold	JSC Uralelectromed	Russian Federation	CID000929

Gold	JX Nippon Mining & Metals Co., Ltd.	Japan	CID000937

Gold	Kazakhmys Smelting LLC	Kazakhstan	CID000956

Gold	Kazzinc	Kazakhstan	CID000957

Gold	Kennecott Utah Copper LLC	United States Of America	CID000969

Gold	Kojima Chemicals Co., Ltd.	Japan	CID000981

Gold	Kyrgyzaltyn JSC	Kyrgyzstan	CID001029

Gold	L’azurde Company For Jewelry	Saudi Arabia	CID001032

Gold	Lingbao Gold Co., Ltd.	China	CID001056

Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China	CID001058

Gold	LS-NIKKO Copper Inc.	Korea, Republic Of	CID001078

Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China	CID001093

Gold	Materion	United States Of America	CID001113

Gold	Matsuda Sangyo Co., Ltd.	Japan	CID001119

Gold	Metalor Technologies (Suzhou) Ltd.	China	CID001147

Gold	Metalor Technologies (Hong Kong) Ltd.	China	CID001149

Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore	CID001152

Gold	Metalor Technologies S.A.	Switzerland	CID001153

Gold	Metalor USA Refining Corporation	United States Of America	CID001157

Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	Mexico	CID001161

Gold	Mitsubishi Materials Corporation	Japan	CID001188

Gold	Mitsui Mining and Smelting Co., Ltd.	Japan	CID001193

Gold	Moscow Special Alloys Processing Plant	Russian Federation	CID001204

Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	Turkey	CID001220

Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan	CID001236

Gold	Nihon Material Co., Ltd.	Japan	CID001259

Gold	Ohura Precious Metal Industry Co., Ltd.	Japan	CID001325

Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	Russian Federation	CID001326

Gold	PAMP S.A.	Switzerland	CID001352

Gold	Penglai Penggang Gold Industry Co., Ltd.	China	CID001362

Gold	Prioksky Plant of Non-Ferrous Metals	Russian Federation	CID001386

Gold	PT Aneka Tambang (Persero) Tbk	Indonesia	CID001397

Gold	PX Precinox S.A.	Switzerland	CID001498

Gold	Rand Refinery (Pty) Ltd.	South Africa	CID001512

Gold	Royal Canadian Mint	Canada	CID001534

Gold	Sabin Metal Corp.	United States Of America	CID001546

Gold	Samduck Precious Metals	Korea, Republic Of	CID001555

Gold	Samwon Metals Corp.	Korea, Republic Of	CID001562

Gold	SEMPSA Joyeria Plateria S.A.	Spain	CID001585

Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China	CID001619

Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China	CID001622

Gold	Sichuan Tianze Precious Metals Co., Ltd.	China	CID001736

Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russian Federation	CID001756

Gold	Solar Applied Materials Technology Corp.	Taiwan, Province Of China	CID001761

Gold	Sumitomo Metal Mining Co., Ltd.	Japan	CID001798

Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	CID001875

Gold	Great Wall Precious Metals Co., Ltd. of CBPM	China	CID001909

Gold	The Refinery of Shandong Gold Mining Co., Ltd.	China	CID001916

Gold	Tokuriki Honten Co., Ltd.	Japan	CID001938

Gold	Tongling Nonferrous Metals Group Co., Ltd.	China	CID001947

Gold	Torecom	Korea, Republic Of	CID001955

Gold	Umicore S.A. Business Unit Precious Metals Refining	Belgium	CID001980

Gold	United Precious Metal Refining, Inc.	United States Of America	CID001993

Gold	Valcambi S.A.	Switzerland	CID002003

Gold	Western Australian Mint (T/a The Perth Mint)	Australia	CID002030

Gold	Yamakin Co., Ltd.	Japan	CID002100

Gold	Yokohama Metal Co., Ltd.	Japan	CID002129

Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China	CID002224

Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China	CID002243

Gold	Morris and Watson	New Zealand	CID002282

Gold	SAFINA A.S.	Czechia	CID002290

Gold	Guangdong Jinding Gold Limited	China	CID002312

Gold	Umicore Precious Metals Thailand	Thailand	CID002314

Gold	Geib Refining Corporation	United States Of America	CID002459

Gold	MMTC-PAMP India Pvt., Ltd.	India	CID002509

Gold	KGHM Polska Miedz Spolka Akcyjna	Poland	CID002511

Gold	Fidelity Printers and Refiners Ltd.	Zimbabwe	CID002515

Gold	Singway Technology Co., Ltd.	Taiwan, Province Of China	CID002516

Gold	Shandong Humon Smelting Co., Ltd.	China	CID002525

Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	China	CID002527

Gold	Al Etihad Gold Refinery DMCC	United Arab Emirates	CID002560

Gold	Emirates Gold DMCC	United Arab Emirates	CID002561

Gold	International Precious Metal Refiners	United Arab Emirates	CID002562

Gold	Kaloti Precious Metals	United Arab Emirates	CID002563

Gold	Sudan Gold Refinery	Sudan	CID002567

Gold	T.C.A S.p.A	Italy	CID002580

Gold	REMONDIS PMR B.V.	Netherlands	CID002582

Gold	Fujairah Gold FZC	United Arab Emirates	CID002584

Gold	Industrial Refining Company	Belgium	CID002587

Gold	Shirpur Gold Refinery Ltd.	India	CID002588

Gold	Korea Zinc Co., Ltd.	Korea, Republic Of	CID002605

Gold	Marsam Metals	Brazil	CID002606

Gold	TOO Tau-Ken-Altyn	Kazakhstan	CID002615

Gold	Abington Reldan Metals, LLC	United States Of America	CID002708

Gold	SAAMP	France	CID002761

Gold	L’Orfebre S.A.	Andorra	CID002762

Gold	8853 S.p.A.	Italy	CID002763

Gold	Italpreziosi	Italy	CID002765

Gold	SAXONIA Edelmetalle GmbH	Germany	CID002777

Gold	WIELAND Edelmetalle GmbH	Germany	CID002778

Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Austria	CID002779

Gold	AU Traders and Refiners	South Africa	CID002850

Gold	GCC Gujrat Gold Centre Pvt. Ltd.	India	CID002852

Gold	Sai Refinery	India	CID002853

Gold	Modeltech Sdn Bhd	Malaysia	CID002857

Gold	Bangalore Refinery	India	CID002863

Gold	Kyshtym Copper-Electrolytic Plant ZAO	Russian Federation	CID002865

Gold	Degussa Sonne / Mond Goldhandel GmbH	Germany	CID002867

Gold	Pease & Curren	United States Of America	CID002872

Gold	JALAN & Company	India	CID002893

Gold	SungEel HiMetal Co., Ltd.	Korea, Republic Of	CID002918

Gold	Planta Recuperadora de Metales SpA	Chile	CID002919

Gold	Safimet S.p.A	Italy	CID002973

Gold	State Research Institute Center for Physical Sciences and Technology	Lithuania	CID003153

Gold	African Gold Refinery	Uganda	CID003185

Gold	Gold Coast Refinery	Ghana	CID003186

Gold	NH Recytech Company	Korea, Republic Of	CID003189

Gold	QG Refining, LLC	United States Of America	CID003324

Gold	Dijllah Gold Refinery FZC	United Arab Emirates	CID003348

Gold	CGR Metalloys Pvt Ltd.	India	CID003382

Gold	Sovereign Metals	India	CID003383

Gold	C.I Metales Procesados Industriales SAS	Colombia	CID003421

Gold	Eco-System Recycling Co., Ltd. North Plant	Japan	CID003424

Gold	Eco-System Recycling Co., Ltd. West Plant	Japan	CID003425

Gold	Augmont Enterprises Private Limited	India	CID003461

Gold	Kundan Care Products Ltd.	India	CID003463

Gold	Emerald Jewel Industry India Limited (Unit 1)	India	CID003487

Gold	Emerald Jewel Industry India Limited (Unit 2)	India	CID003488

Gold	Emerald Jewel Industry India Limited (Unit 3)	India	CID003489

Gold	Emerald Jewel Industry India Limited (Unit 4)	India	CID003490

Gold	K.A. Rasmussen	Norway	CID003497

Gold	Alexy Metals	United States Of America	CID003500

Gold	Sancus ZFS (L’Orfebre, SA)	Colombia	CID003529

Gold	Sellem Industries Ltd.	Mauritania	CID003540

Gold	MD Overseas	India	CID003548

Gold	Metallix Refining Inc.	United States Of America	CID003557

Gold	Metal Concentrators SA (Pty) Ltd.	South Africa	CID003575

Gold	Super Dragon Technology Co., Ltd.	China	CID001810

Gold	WEEEREFINING	France	CID003615

Gold	Value Trading	Belgium	CID003617

Gold	ABC Refinery Pty Ltd.	Australia	CID002920

Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China	CID000211

Tantalum	Exotech Inc.	United States Of America	CID000456

Tantalum	F&X Electro-Materials Ltd.	China	CID000460

Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	China	CID000616

Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China	CID000914

Tantalum	Jiujiang Tanbre Co., Ltd.	China	CID000917

Tantalum	LSM Brasil S.A.	Brazil	CID001076

Tantalum	Metallurgical Products India Pvt., Ltd.	India	CID001163

Tantalum	Mineracao Taboca S.A.	Brazil	CID001175

Tantalum	Mitsui Mining and Smelting Co., Ltd.	Japan	CID001192

Tantalum	NPM Silmet AS	Estonia	CID001200

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	CID001277

Tantalum	QuantumClean	United States Of America	CID001508

Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	China	CID001522

Tantalum	Solikamsk Magnesium Works OAO	Russian Federation	CID001769

Tantalum	Taki Chemical Co., Ltd.	Japan	CID001869

Tantalum	Telex Metals	United States Of America	CID001891

Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	CID001969

Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China	CID002492

Tantalum	D Block Metals, LLC	United States Of America	CID002504

Tantalum	FIR Metals & Resource Ltd.	China	CID002505

Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China	CID002506

Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	China	CID002508

Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	China	CID002512

Tantalum	KEMET Blue Metals	Mexico	CID002539

Tantalum	H.C. Starck Co., Ltd.	Thailand	CID002544

Tantalum	H.C. Starck Tantalum and Niobium GmbH	Germany	CID002545

Tantalum	H.C. Starck Hermsdorf GmbH	Germany	CID002547

Tantalum	H.C. Starck Inc.	United States Of America	CID002548

Tantalum	H.C. Starck Ltd.	Japan	CID002549

Tantalum	H.C. Starck Smelting GmbH & Co. KG	Germany	CID002550

Tantalum	Global Advanced Metals Boyertown	United States Of America	CID002557

Tantalum	Global Advanced Metals Aizu	Japan	CID002558

Tantalum	Resind Industria e Comercio Ltda.	Brazil	CID002707

Tantalum	Jiangxi Tuohong New Raw Material	China	CID002842

Tantalum	Yancheng Jinye New Material Technology Co., Ltd.	China	CID003583

Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	China	CID000228

Tin	Alpha	United States Of America	CID000292

Tin	PT Aries Kencana Sejahtera	Indonesia	CID000309

Tin	Dowa	Japan	CID000402

Tin	EM Vinto	Bolivia (Plurinational State Of)	CID000438

Tin	Estanho de Rondonia S.A.	Brazil	CID000448

Tin	Fenix Metals	Poland	CID000468

Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China	CID000538

Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	China	CID000555

Tin	Gejiu Kai Meng Industry and Trade LLC	China	CID000942

Tin	China Tin Group Co., Ltd.	China	CID001070

Tin	Malaysia Smelting Corporation (MSC)	Malaysia	CID001105

Tin	Metallic Resources, Inc.	United States Of America	CID001142

Tin	Mineracao Taboca S.A.	Brazil	CID001173

Tin	Minsur	Peru	CID001182

Tin	Mitsubishi Materials Corporation	Japan	CID001191

Tin	Jiangxi New Nanshan Technology Ltd.	China	CID001231

Tin	Novosibirsk Processing Plant Ltd.	Russian Federation	CID001305

Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand	CID001314

Tin	Operaciones Metalurgicas S.A.	Bolivia (Plurinational State Of)	CID001337

Tin	PT Artha Cipta Langgeng	Indonesia	CID001399

Tin	PT Babel Inti Perkasa	Indonesia	CID001402

Tin	PT Babel Surya Alam Lestari	Indonesia	CID001406

Tin	PT Bukit Timah	Indonesia	CID001428

Tin	PT Mitra Stania Prima	Indonesia	CID001453

Tin	PT Prima Timah Utama	Indonesia	CID001458

Tin	PT Refined Bangka Tin	Indonesia	CID001460

Tin	PT Stanindo Inti Perkasa	Indonesia	CID001468

Tin	PT Timah Tbk Kundur	Indonesia	CID001477

Tin	PT Timah Tbk Mentok	Indonesia	CID001482

Tin	PT Timah Nusantara	Indonesia	CID001486

Tin	PT Tinindo Inter Nusa	Indonesia	CID001490

Tin	Rui Da Hung	Taiwan, Province Of China	CID001539

Tin	Soft Metais Ltda.	Brazil	CID001758

Tin	Thaisarco	Thailand	CID001898

Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China	CID001908

Tin	VQB Mineral and Trading Group JSC	Viet Nam	CID002015

Tin	White Solder Metalurgia e Mineracao Ltda.	Brazil	CID002036

Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China	CID002158

Tin	Yunnan Tin Company Limited	China	CID002180

Tin	CV Venus Inti Perkasa	Indonesia	CID002455

Tin	Magnu’s Minerais Metais e Ligas Ltda.	Brazil	CID002468

Tin	Melt Metais e Ligas S.A.	Brazil	CID002500

Tin	PT ATD Makmur Mandiri Jaya	Indonesia	CID002503

Tin	O.M. Manufacturing Philippines, Inc.	Philippines	CID002517

Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Viet Nam	CID002572

Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Viet Nam	CID002573

Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Viet Nam	CID002574

Tin	An Vinh Joint Stock Mineral Processing Company	Viet Nam	CID002703

Tin	Resind Industria e Comercio Ltda.	Brazil	CID002706

Tin	Super Ligas	Brazil	CID002756

Tin	Metallo Belgium N.V.	Belgium	CID002773

Tin	Metallo Spain S.L.U.	Spain	CID002774

Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	Viet Nam	CID002834

Tin	PT Menara Cipta Mulia	Indonesia	CID002835

Tin	HuiChang Hill Tin Industry Co., Ltd.	China	CID002844

Tin	Modeltech Sdn Bhd	Malaysia	CID002858

Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	China	CID003116

Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	China	CID003190

Tin	PT Bangka Serumpun	Indonesia	CID003205

Tin	Pongpipat Company Limited	Myanmar	CID003208

Tin	Tin Technology & Refining	United States Of America	CID003325

Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	China	CID003356

Tin	Ma’anshan Weitai Tin Co., Ltd.	China	CID003379

Tin	PT Rajawali Rimba Perkasa	Indonesia	CID003381

Tin	Luna Smelter, Ltd.	Rwanda	CID003387

Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	China	CID003397

Tin	Precious Minerals and Smelting Limited	India	CID003409

Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	China	CID003410

Tin	PT Mitra Sukses Globalindo	Indonesia	CID003449

Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	Brazil	CID003486

Tin	CRM Synergies	Spain	CID003524

Tin	PT Cipta Persada Mulia	Indonesia	CID002696

Tin	PT Sukses Inti Makmur	Indonesia	CID002816

Tin	PT Sariwiguna Binasentosa	Indonesia	CID001463

Tin	PT Belitung Industri Sejahtera	Indonesia	CID001421

Tin	PT Panca Mega Persada	Indonesia	CID001457

Tin	PT Tommy Utama	Indonesia	CID001493

Tin	PT Tirus Putra Mandiri	Indonesia	CID002478

Tin	PT Masbro Alam Stania	Indonesia	CID003380

Tin	Fabrica Auricchio Industria e Comercio Ltda.	Brazil	CID003582

Tungsten	A.L.M.T. Corp.	Japan	CID000004

Tungsten	Kennametal Huntsville	United States Of America	CID000105

Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China	CID000218

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China	CID000258

Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	China	CID000281

Tungsten	Global Tungsten & Powders Corp.	United States Of America	CID000568

Tungsten	Hunan Chenzhou Mining Co., Ltd.	China	CID000766

Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	China	CID000769

Tungsten	Japan New Metals Co., Ltd.	Japan	CID000825

Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	CID000875

Tungsten	Kennametal Fallon	United States Of America	CID000966

Tungsten	Wolfram Bergbau und Hutten AG	Austria	CID002044

Tungsten	Xiamen Tungsten Co., Ltd.	China	CID002082

Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	China	CID002313

Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China	CID002315

Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China	CID002316

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China	CID002317

Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China	CID002318

Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China	CID002319

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	CID002320

Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China	CID002321

Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China	CID002494

Tungsten	Asia Tungsten Products Vietnam Ltd.	Viet Nam	CID002502

Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	China	CID002513

Tungsten	H.C. Starck Tungsten GmbH	Germany	CID002541

Tungsten	H.C. Starck Smelting GmbH & Co. KG	Germany	CID002542

Tungsten	Masan Tungsten Chemical LLC (MTC)	Viet Nam	CID002543

Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China	CID002551

Tungsten	Niagara Refining LLC	United States Of America	CID002589

Tungsten	China Molybdenum Co., Ltd.	China	CID002641

Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	China	CID002645

Tungsten	Hydrometallurg, JSC	Russian Federation	CID002649

Tungsten	Unecha Refractory metals plant	Russian Federation	CID002724

Tungsten	Philippine Chuangxin Industrial Co., Inc.	Philippines	CID002827

Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	China	CID002830

Tungsten	ACL Metais Eireli	Brazil	CID002833

Tungsten	Moliren Ltd.	Russian Federation	CID002845

Tungsten	KGETS Co., Ltd.	Korea, Republic Of	CID003388

Tungsten	Fujian Ganmin RareMetal Co., Ltd.	China	CID003401

Tungsten	Lianyou Metals Co., Ltd.	Taiwan, Province Of China	CID003407

Tungsten	JSC “Kirovgrad Hard Alloys Plant”	Russian Federation	CID003408

Tungsten	NPP Tyazhmetprom LLC	Russian Federation	CID003416

Tungsten	GEM Co., Ltd.	China	CID003417

Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	Brazil	CID003427

Gold	Asaka Riken Co., Ltd.	Japan	CID000090

Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey	CID000103

Gold	Aurubis AG	Germany	CID000113

Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines	CID000128

Gold	Boliden AB	Sweden	CID000157

Gold	C. Hafner GmbH + Co. KG	Germany	CID000176

Gold	Caridad	Mexico	CID000180

Gold	CCR Refinery—Glencore Canada Corporation	Canada	CID000185

Gold	Cendres + Metaux S.A.	Switzerland	CID000189

Gold	Yunnan Copper Industry Co., Ltd.	China	CID000197

Gold	Chimet S.p.A.	Italy	CID000233

Gold	Chugai Mining	Japan	CID000264

Gold	Daye Non-Ferrous Metals Mining Ltd.	China	CID000343

Gold	DSC (Do Sung Corporation)	Korea, Republic Of	CID000359

Gold	DODUCO Contacts and Refining GmbH	Germany	CID000362

Gold	Dowa	Japan	CID000401

Gold	Eco-System Recycling Co., Ltd. East Plant	Japan	CID000425

Gold	OJSC Novosibirsk Refinery	Russian Federation	CID000493

Gold	Refinery of Seemine Gold Co., Ltd.	China	CID000522

Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China	CID000651

Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China	CID000671

Gold	LT Metal Ltd.	Korea, Republic Of	CID000689

Gold	Heimerle + Meule GmbH	Germany	CID000694

Gold	Heraeus Metals Hong Kong Ltd.	China	CID000707

Gold	Heraeus Precious Metals GmbH & Co. KG	Germany	CID000711

Gold	Hunan Chenzhou Mining Co., Ltd.	China	CID000767

Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	China	CID000773

Gold	HwaSeong CJ CO., LTD.	Korea, Republic Of	CID000778

Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	China	CID000801

Gold	Ishifuku Metal Industry Co., Ltd.	Japan	CID000807

Gold	Istanbul Gold Refinery	Turkey	CID000814

Gold	Japan Mint	Japan	CID000823

Gold	Jiangxi Copper Co., Ltd.	China	CID000855

Gold	Asahi Refining USA Inc.	United States Of America	CID000920

Gold	Asahi Refining Canada Ltd.	Canada	CID000924

Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation	CID000927

Gold	JSC Uralelectromed	Russian Federation	CID000929

Gold	JX Nippon Mining & Metals Co., Ltd.	Japan	CID000937

Gold	Kazakhmys Smelting LLC	Kazakhstan	CID000956

Gold	Kazzinc	Kazakhstan	CID000957

Gold	Kennecott Utah Copper LLC	United States Of America	CID000969

Gold	Kojima Chemicals Co., Ltd.	Japan	CID000981

Gold	Kyrgyzaltyn JSC	Kyrgyzstan	CID001029

Gold	L’azurde Company For Jewelry	Saudi Arabia	CID001032

Gold	Lingbao Gold Co., Ltd.	China	CID001056

Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China	CID001058

Gold	LS-NIKKO Copper Inc.	Korea, Republic Of	CID001078

Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China	CID001093

Gold	Materion	United States Of America	CID001113

Gold	Matsuda Sangyo Co., Ltd.	Japan	CID001119

Gold	Metalor Technologies (Suzhou) Ltd.	China	CID001147

Gold	Metalor Technologies (Hong Kong) Ltd.	China	CID001149

Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore	CID001152

Gold	Metalor Technologies S.A.	Switzerland	CID001153

Gold	Metalor USA Refining Corporation	United States Of America	CID001157

Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	Mexico	CID001161

Gold	Mitsubishi Materials Corporation	Japan	CID001188

Gold	Mitsui Mining and Smelting Co., Ltd.	Japan	CID001193

Gold	Moscow Special Alloys Processing Plant	Russian Federation	CID001204

Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	Turkey	CID001220

Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan	CID001236

Gold	Nihon Material Co., Ltd.	Japan	CID001259

Gold	Ohura Precious Metal Industry Co., Ltd.	Japan	CID001325

Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	Russian Federation	CID001326

Gold	PAMP S.A.	Switzerland	CID001352

Gold	Penglai Penggang Gold Industry Co., Ltd.	China	CID001362

Gold	Prioksky Plant of Non-Ferrous Metals	Russian Federation	CID001386

Gold	PT Aneka Tambang (Persero) Tbk	Indonesia	CID001397

Gold	PX Precinox S.A.	Switzerland	CID001498

Gold	Rand Refinery (Pty) Ltd.	South Africa	CID001512

Gold	Royal Canadian Mint	Canada	CID001534

Gold	Sabin Metal Corp.	United States Of America	CID001546

Gold	Samduck Precious Metals	Korea, Republic Of	CID001555

Gold	Samwon Metals Corp.	Korea, Republic Of	CID001562

Gold	SEMPSA Joyeria Plateria S.A.	Spain	CID001585

Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China	CID001619

Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China	CID001622

Gold	Sichuan Tianze Precious Metals Co., Ltd.	China	CID001736

Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russian Federation	CID001756

Gold	Solar Applied Materials Technology Corp.	Taiwan, Province Of China	CID001761

Gold	Sumitomo Metal Mining Co., Ltd.	Japan	CID001798

Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	CID001875

Gold	Great Wall Precious Metals Co., Ltd. of CBPM	China	CID001909

Gold	The Refinery of Shandong Gold Mining Co., Ltd.	China	CID001916

Gold	Tokuriki Honten Co., Ltd.	Japan	CID001938

Gold	Tongling Nonferrous Metals Group Co., Ltd.	China	CID001947

Gold	Torecom	Korea, Republic Of	CID001955

Gold	Umicore S.A. Business Unit Precious Metals Refining	Belgium	CID001980

Gold	United Precious Metal Refining, Inc.	United States Of America	CID001993

Gold	Valcambi S.A.	Switzerland	CID002003

Gold	Western Australian Mint (T/a The Perth Mint)	Australia	CID002030

Gold	Yamakin Co., Ltd.	Japan	CID002100

Gold	Yokohama Metal Co., Ltd.	Japan	CID002129

Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China	CID002224

Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China	CID002243

Gold	Morris and Watson	New Zealand	CID002282

Gold	SAFINA A.S.	Czechia	CID002290

Gold	Guangdong Jinding Gold Limited	China	CID002312

Gold	Umicore Precious Metals Thailand	Thailand	CID002314

Gold	Geib Refining Corporation	United States Of America	CID002459

Gold	MMTC-PAMP India Pvt., Ltd.	India	CID002509

Gold	KGHM Polska Miedz Spolka Akcyjna	Poland	CID002511

Gold	Fidelity Printers and Refiners Ltd.	Zimbabwe	CID002515

Gold	Singway Technology Co., Ltd.	Taiwan, Province Of China	CID002516

Gold	Shandong Humon Smelting Co., Ltd.	China	CID002525

Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	China	CID002527

Gold	Al Etihad Gold Refinery DMCC	United Arab Emirates	CID002560

Gold	Emirates Gold DMCC	United Arab Emirates	CID002561

Gold	International Precious Metal Refiners	United Arab Emirates	CID002562

Gold	Kaloti Precious Metals	United Arab Emirates	CID002563

Gold	Sudan Gold Refinery	Sudan	CID002567

Gold	T.C.A S.p.A	Italy	CID002580

Gold	REMONDIS PMR B.V.	Netherlands	CID002582

Gold	Fujairah Gold FZC	United Arab Emirates	CID002584

Gold	Industrial Refining Company	Belgium	CID002587

Gold	Shirpur Gold Refinery Ltd.	India	CID002588

Gold	Korea Zinc Co., Ltd.	Korea, Republic Of	CID002605

Gold	Marsam Metals	Brazil	CID002606

Gold	TOO Tau-Ken-Altyn	Kazakhstan	CID002615

Gold	Abington Reldan Metals, LLC	United States Of America	CID002708

Gold	SAAMP	France	CID002761

Gold	L’Orfebre S.A.	Andorra	CID002762

Gold	8853 S.p.A.	Italy	CID002763

Gold	Italpreziosi	Italy	CID002765

Gold	SAXONIA Edelmetalle GmbH	Germany	CID002777

Gold	WIELAND Edelmetalle GmbH	Germany	CID002778

Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Austria	CID002779

Gold	AU Traders and Refiners	South Africa	CID002850

Gold	GCC Gujrat Gold Centre Pvt. Ltd.	India	CID002852

Gold	Sai Refinery	India	CID002853

Gold	Modeltech Sdn Bhd	Malaysia	CID002857

Gold	Bangalore Refinery	India	CID002863

Gold	Kyshtym Copper-Electrolytic Plant ZAO	Russian Federation	CID002865

Gold	Degussa Sonne / Mond Goldhandel GmbH	Germany	CID002867

Gold	Pease & Curren	United States Of America	CID002872

Gold	JALAN & Company	India	CID002893

Gold	SungEel HiMetal Co., Ltd.	Korea, Republic Of	CID002918

Gold	Planta Recuperadora de Metales SpA	Chile	CID002919

Gold	Safimet S.p.A	Italy	CID002973

Gold	State Research Institute Center for Physical Sciences and Technology	Lithuania	CID003153

Gold	African Gold Refinery	Uganda	CID003185

Gold	Gold Coast Refinery	Ghana	CID003186

Gold	NH Recytech Company	Korea, Republic Of	CID003189

Gold	QG Refining, LLC	United States Of America	CID003324

Gold	Dijllah Gold Refinery FZC	United Arab Emirates	CID003348

Gold	CGR Metalloys Pvt Ltd.	India	CID003382

Gold	Sovereign Metals	India	CID003383

Gold	C.I Metales Procesados Industriales SAS	Colombia	CID003421

Gold	Eco-System Recycling Co., Ltd. North Plant	Japan	CID003424

Gold	Eco-System Recycling Co., Ltd. West Plant	Japan	CID003425

Gold	Augmont Enterprises Private Limited	India	CID003461

Gold	Kundan Care Products Ltd.	India	CID003463

Gold	Emerald Jewel Industry India Limited (Unit 1)	India	CID003487

Gold	Emerald Jewel Industry India Limited (Unit 2)	India	CID003488

Gold	Emerald Jewel Industry India Limited (Unit 3)	India	CID003489

Gold	Emerald Jewel Industry India Limited (Unit 4)	India	CID003490

Gold	K.A. Rasmussen	Norway	CID003497

Gold	Alexy Metals	United States Of America	CID003500

Gold	Sancus ZFS (L’Orfebre, SA)	Colombia	CID003529

Gold	Sellem Industries Ltd.	Mauritania	CID003540

Gold	MD Overseas	India	CID003548

Gold	Metallix Refining Inc.	United States Of America	CID003557

Gold	Metal Concentrators SA (Pty) Ltd.	South Africa	CID003575

Gold	Super Dragon Technology Co., Ltd.	China	CID001810

Gold	WEEEREFINING	France	CID003615

Gold	Value Trading	Belgium	CID003617

Gold	ABC Refinery Pty Ltd.	Australia	CID002920

Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China	CID000211

Tantalum	Exotech Inc.	United States Of America	CID000456

Tantalum	F&X Electro-Materials Ltd.	China	CID000460

Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	China	CID000616

Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China	CID000914

Tantalum	Jiujiang Tanbre Co., Ltd.	China	CID000917

Tantalum	LSM Brasil S.A.	Brazil	CID001076

Tantalum	Metallurgical Products India Pvt., Ltd.	India	CID001163

Tantalum	Mineracao Taboca S.A.	Brazil	CID001175

Tantalum	Mitsui Mining and Smelting Co., Ltd.	Japan	CID001192

Tantalum	NPM Silmet AS	Estonia	CID001200

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	CID001277

Tantalum	QuantumClean	United States Of America	CID001508

Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	China	CID001522

Tantalum	Solikamsk Magnesium Works OAO	Russian Federation	CID001769

Tantalum	Taki Chemical Co., Ltd.	Japan	CID001869

Tantalum	Telex Metals	United States Of America	CID001891

Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	CID001969

Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China	CID002492

Tantalum	D Block Metals, LLC	United States Of America	CID002504

Tantalum	FIR Metals & Resource Ltd.	China	CID002505

Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China	CID002506

Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	China	CID002508

Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	China	CID002512

Tantalum	KEMET Blue Metals	Mexico	CID002539

Tantalum	H.C. Starck Co., Ltd.	Thailand	CID002544

Tantalum	H.C. Starck Tantalum and Niobium GmbH	Germany	CID002545

Tantalum	H.C. Starck Hermsdorf GmbH	Germany	CID002547

Tantalum	H.C. Starck Inc.	United States Of America	CID002548

Tantalum	H.C. Starck Ltd.	Japan	CID002549

Tantalum	H.C. Starck Smelting GmbH & Co. KG	Germany	CID002550

Tantalum	Global Advanced Metals Boyertown	United States Of America	CID002557

Tantalum	Global Advanced Metals Aizu	Japan	CID002558

Tantalum	Resind Industria e Comercio Ltda.	Brazil	CID002707

Tantalum	Jiangxi Tuohong New Raw Material	China	CID002842

Tantalum	Yancheng Jinye New Material Technology Co., Ltd.	China	CID003583

Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	China	CID000228

Tin	Alpha	United States Of America	CID000292

Tin	PT Aries Kencana Sejahtera	Indonesia	CID000309

Tin	Dowa	Japan	CID000402

Tin	EM Vinto	Bolivia (Plurinational State Of)	CID000438

Tin	Estanho de Rondonia S.A.	Brazil	CID000448

Tin	Fenix Metals	Poland	CID000468

Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China	CID000538

Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	China	CID000555

Tin	Gejiu Kai Meng Industry and Trade LLC	China	CID000942

Tin	China Tin Group Co., Ltd.	China	CID001070

Tin	Malaysia Smelting Corporation (MSC)	Malaysia	CID001105

Tin	Metallic Resources, Inc.	United States Of America	CID001142

Tin	Mineracao Taboca S.A.	Brazil	CID001173

Tin	Minsur	Peru	CID001182

Tin	Mitsubishi Materials Corporation	Japan	CID001191

Tin	Jiangxi New Nanshan Technology Ltd.	China	CID001231

Tin	Novosibirsk Processing Plant Ltd.	Russian Federation	CID001305

Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand	CID001314

Tin	Operaciones Metalurgicas S.A.	Bolivia (Plurinational State Of)	CID001337

Tin	PT Artha Cipta Langgeng	Indonesia	CID001399

Tin	PT Babel Inti Perkasa	Indonesia	CID001402

Tin	PT Babel Surya Alam Lestari	Indonesia	CID001406

Tin	PT Bukit Timah	Indonesia	CID001428

Tin	PT Mitra Stania Prima	Indonesia	CID001453

Tin	PT Prima Timah Utama	Indonesia	CID001458

Tin	PT Refined Bangka Tin	Indonesia	CID001460

Tin	PT Stanindo Inti Perkasa	Indonesia	CID001468

Tin	PT Timah Tbk Kundur	Indonesia	CID001477

Tin	PT Timah Tbk Mentok	Indonesia	CID001482

Tin	PT Timah Nusantara	Indonesia	CID001486

Tin	PT Tinindo Inter Nusa	Indonesia	CID001490

Tin	Rui Da Hung	Taiwan, Province Of China	CID001539

Tin	Soft Metais Ltda.	Brazil	CID001758

Tin	Thaisarco	Thailand	CID001898

Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China	CID001908

Tin	VQB Mineral and Trading Group JSC	Viet Nam	CID002015

Tin	White Solder Metalurgia e Mineracao Ltda.	Brazil	CID002036

Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China	CID002158

Tin	Yunnan Tin Company Limited	China	CID002180

Tin	CV Venus Inti Perkasa	Indonesia	CID002455

Tin	Magnu’s Minerais Metais e Ligas Ltda.	Brazil	CID002468

Tin	Melt Metais e Ligas S.A.	Brazil	CID002500

Tin	PT ATD Makmur Mandiri Jaya	Indonesia	CID002503

Tin	O.M. Manufacturing Philippines, Inc.	Philippines	CID002517

Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Viet Nam	CID002572

Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Viet Nam	CID002573

Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Viet Nam	CID002574

Tin	An Vinh Joint Stock Mineral Processing Company	Viet Nam	CID002703

Tin	Resind Industria e Comercio Ltda.	Brazil	CID002706

Tin	Super Ligas	Brazil	CID002756

Tin	Metallo Belgium N.V.	Belgium	CID002773

Tin	Metallo Spain S.L.U.	Spain	CID002774

Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	Viet Nam	CID002834

Tin	PT Menara Cipta Mulia	Indonesia	CID002835

Tin	HuiChang Hill Tin Industry Co., Ltd.	China	CID002844

Tin	Modeltech Sdn Bhd	Malaysia	CID002858

Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	China	CID003116

Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	China	CID003190

Tin	PT Bangka Serumpun	Indonesia	CID003205

Tin	Pongpipat Company Limited	Myanmar	CID003208

Tin	Tin Technology & Refining	United States Of America	CID003325

Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	China	CID003356

Tin	Ma’anshan Weitai Tin Co., Ltd.	China	CID003379

Tin	PT Rajawali Rimba Perkasa	Indonesia	CID003381

Tin	Luna Smelter, Ltd.	Rwanda	CID003387

Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	China	CID003397

Tin	Precious Minerals and Smelting Limited	India	CID003409

Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	China	CID003410

Tin	PT Mitra Sukses Globalindo	Indonesia	CID003449

Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	Brazil	CID003486

Tin	CRM Synergies	Spain	CID003524

Tin	PT Cipta Persada Mulia	Indonesia	CID002696

Tin	PT Sukses Inti Makmur	Indonesia	CID002816

Tin	PT Sariwiguna Binasentosa	Indonesia	CID001463

Tin	PT Belitung Industri Sejahtera	Indonesia	CID001421

Tin	PT Panca Mega Persada	Indonesia	CID001457

Tin	PT Tommy Utama	Indonesia	CID001493

Tin	PT Tirus Putra Mandiri	Indonesia	CID002478

Tin	PT Masbro Alam Stania	Indonesia	CID003380

Tin	Fabrica Auricchio Industria e Comercio Ltda.	Brazil	CID003582

Tungsten	A.L.M.T. Corp.	Japan	CID000004

Tungsten	Kennametal Huntsville	United States Of America	CID000105

Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China	CID000218

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China	CID000258

Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	China	CID000281

Tungsten	Global Tungsten & Powders Corp.	United States Of America	CID000568

Tungsten	Hunan Chenzhou Mining Co., Ltd.	China	CID000766

Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	China	CID000769

Tungsten	Japan New Metals Co., Ltd.	Japan	CID000825

Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	CID000875

Tungsten	Kennametal Fallon	United States Of America	CID000966

Tungsten	Wolfram Bergbau und Hutten AG	Austria	CID002044

Tungsten	Xiamen Tungsten Co., Ltd.	China	CID002082

Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	China	CID002313

Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China	CID002315

Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China	CID002316

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China	CID002317

Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China	CID002318

Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China	CID002319

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	CID002320

Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China	CID002321

Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China	CID002494

Tungsten	Asia Tungsten Products Vietnam Ltd.	Viet Nam	CID002502

Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	China	CID002513

Tungsten	H.C. Starck Tungsten GmbH	Germany	CID002541

Tungsten	H.C. Starck Smelting GmbH & Co. KG	Germany	CID002542

Tungsten	Masan Tungsten Chemical LLC (MTC)	Viet Nam	CID002543

Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China	CID002551

Tungsten	Niagara Refining LLC	United States Of America	CID002589

Tungsten	China Molybdenum Co., Ltd.	China	CID002641

Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	China	CID002645

Tungsten	Hydrometallurg, JSC	Russian Federation	CID002649

Tungsten	Unecha Refractory metals plant	Russian Federation	CID002724

Tungsten	Philippine Chuangxin Industrial Co., Inc.	Philippines	CID002827

Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	China	CID002830

Tungsten	ACL Metais Eireli	Brazil	CID002833

Tungsten	Moliren Ltd.	Russian Federation	CID002845

Tungsten	KGETS Co., Ltd.	Korea, Republic Of	CID003388

Tungsten	Fujian Ganmin RareMetal Co., Ltd.	China	CID003401

Tungsten	Lianyou Metals Co., Ltd.	Taiwan, Province Of China	CID003407

Tungsten	JSC “Kirovgrad Hard Alloys Plant”	Russian Federation	CID003408

Tungsten	NPP Tyazhmetprom LLC	Russian Federation	CID003416

Tungsten	GEM Co., Ltd.	China	CID003417

Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	Brazil	CID003427

Tungsten	Cronimet Brasil Ltda	Brazil	CID003468

Tungsten	Artek LLC	Russian Federation	CID003553

Tungsten	OOO “Technolom” 2	Russian Federation	CID003612

Tungsten	OOO “Technolom” 1	Russian Federation	CID003614

Tungsten	Fujian Xinlu Tungsten	China	CID003609

Tungsten	Cronimet Brasil Ltda	Brazil	CID003468

Tungsten	Artek LLC	Russian Federation	CID003553

Tungsten	OOO “Technolom” 2	Russian Federation	CID003612

Tungsten	OOO “Technolom” 1	Russian Federation	CID003614

Tungsten	Fujian Xinlu Tungsten	China	CID003609

Exhibit B: Mine Country of Origin Data

Potential Countries of Origin for Conflict Minerals associated with the SORs listed in Exhibit A

Argentina
Armenia
Australia
Austria
Azerbaijan
Benin
Bolivia (Plurinational State of)
Botswana
Brazil
Bulgaria
Burkina Faso
Burundi
Canada
Chile
China
Colombia
Costa Rica
Cote d’Ivoire
Cuba
Cyprus
Democratic Republic of the Congo
Dominican Republic
Ecuador
Eritrea
Ethiopia
Fiji
Finland
France
French Guiana
Georgia
Germany
Ghana

Guatemala
Guinea
Guyana
Honduras
India
Indonesia
Ivory Coast
Japan
Kazakhstan
Kenya
Kyrgyzstan
Laos
Liberia
Madagascar
Malaysia
Mali
Mauritania
Mexico
Mongolia
Montenegro
Morocco
Mozambique
Myanmar
Namibia
New Zealand
Nicaragua
Niger
Nigeria
Oman
Papua New Guinea
Peru
Philippines

Portugal
Russian Federation
Rwanda
Saudi Arabia
Senegal
Serbia
Sierra Leone
Singapore
Slovakia
Solomon Islands
South Africa
South Korea
Spain
Sudan
Suriname
Swaziland
Sweden
Taiwan
Tajikistan
Tanzania
Thailand
Turkey
Uganda
United Kingdom
United States of America
Uruguay
Uzbekistan
Venezuela
Vietnam
Zambia
Zimbabwe